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                                                                    Exhibit 10.1


                   WAREHOUSING LINE OF CREDIT PROMISSORY NOTE


         INTRODUCTION. This Warehousing Line of Credit Promissory Note (the "NOTE"), governs your line of credit (the "CREDIT LINE") with Temporary Financial Services, Inc. The words "BORROWER," "you," and "your," mean Genesis Financial, Inc., a Washington corporation. The words "LENDER," "we," "us," and "our," means Temporary Financial Services, Inc., the entity that is making the loans and advances described in this NOTE. The CREDIT LINE will provide BORROWER with financing to acquire eligible real estate loans in accordance with the procedures described in this NOTE and the attached exhibits.

         MAXIMUM CREDIT. The unpaid principal balance under the CREDIT LINE may not exceed $2,000,000 outstanding at any given time during the term of the NOTE.

         PROMISE TO PAY. You promise to pay LENDER the total of all loan advances and finance charges, together with all costs and expenses for which you are responsible under this NOTE. You will pay the CREDIT LINE according to the payment terms set forth below.

         DUE DATE. You promise to pay the balance of this NOTE on February 15, 2003, or at the option of LENDER on demand. So long as this NOTE is in good standing, you may obtain advances on the CREDIT LINE in accordance with the procedures described in this NOTE and the attached exhibits.

         INTEREST. Interest shall accrue on the daily net principal balance outstanding, and is payable on the 5th day of each month during the term of this loan. Interest will be calculated at the rate equal to two percent above the rate that Sterling Savings Bank, Spokane, Washington, refers to as its "prime rate." Any change in the interest rate resulting from a change in the prime rate will be effective on the date of the change.

         COMMITMENT FEE. BORROWER will pay LENDER One Quarter of One Percent (1/4%) of the Maximum Credit amount as a Loan commitment fee. This amount, aggregating $5,000 is payable on the date of this NOTE.

         ADVANCES AND REPAYMENTS. BORROWER may request advances on the CREDIT LINE from time to time, and shall make payments against the outstanding principal balance from time to time in accordance with the procedures set forth in EXHIBIT A (attached).

         FINANCIAL COVENANTS. So long as this CREDIT LINE is in effect, BORROWER will comply with the "Financial Covenants" and the "Reporting Obligations" described in EXHIBIT B (attached). Each month, on or before the interest payment due date, BORROWER will provide a "Compliance Certificate" in form satisfactory to LENDER, either representing that BORROWER is in compliance with the applicable financial covenants, or describing the non-compliance and the steps being taken to bring BORROWER back into compliance.

         SECURITY. This NOTE is secured by a first lien on all of the assets of BORROWER. The Security Agreement is attached as EXHIBIT C (attached).


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Warehousing Line of Credit Promissory Note                           Page 1 of 2


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         PERSONAL  GUARANTEES.  This NOTE is jointly  and  severally  personally guaranteed by Michael A. Kirk, an individual residing in Spokane, Washington, and Douglas B. Durham and Colleen D. Durham, husband and wife, residing in Spokane, Washington. The personal guarantee agreement is attached as EXHIBIT D (attached).

         DEFAULT. If BORROWER defaults in timely payment of any amount due under this NOTE, including non-payment upon LENDER'S demand, or is in default as a result of non-compliance with the Financial Covenant requirements or the provisions of the Security Agreement, and such default continues without cure for ten days, LENDER may pursue any legal or equitable remedies for collection of the amounts due. BORROWER waives presentment, demand for payment, protest, and notice of nonpayment. BORROWER agrees to pay LENDER all costs and expenses of collection of the amounts due or to become due under this NOTE, including reasonable attorneys' fees. Upon Lender's declaration of a default, and Borrower's failure to cure the default within ten days, the interest rate charged on this NOTE shall be the lesser of 12% per annum, or the highest rate then allowed by law.

         ASSIGNMENT.   This  NOTE,  the  Security  Agreement  and  the  Personal
Guarantees may be assigned by LENDER to an affiliated entity, and BORROWER consents to the assignment to such an affiliated entity. Assignment to an unaffiliated entity may only be done after written consent of BORROWER.

         SIGNATURES. This NOTE is executed on February ____, 2002, in Spokane, Washington.

GENESIS FINANCIAL, INC.

/s/Michael A. Kirk
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Michael A. Kirk, President

ATTEST:

/s/ Douglas B. Durham
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Douglas B. Durham, Chairman


Accepted this 20th day of February, 2002 in Spokane, Washington.

Temporary Financial Services, Inc.


/s/ John R. Coghlan
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John R. Coghlan, President

Attest:

/s/ Brad E. Herr
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Brad E. Herr, Secretary


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